INCOME TAXES (Details) - JPY (¥) ¥ in Thousands	12 Months Ended
	Jun. 30, 2023	Jun. 30, 2022	Jun. 30, 2021
INCOME TAXES
Statutory tax rate	30.60%	30.60%	30.60%
Current	¥ 314,021	¥ 294,418	¥ 128,103
Deferred income taxes, net	8,744	(10,939)	6,766
Total	¥ 322,765	¥ 283,479	¥ 134,869